THE 3DO COMPANY

                          REGISTRATION RIGHTS AGREEMENT


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                                TABLE OF CONTENTS
                                                                            Page

SECTION 1 REGISTRATION RIGHTS; RESTRICTIONS ON TRANSFERABILITY................1

         1.1      Certain Definitions.........................................1
         1.2      Restrictions................................................2
         1.3      Restrictive Legend..........................................2
         1.4      Notice of Proposed Transfers................................3
         1.5      Company Registration........................................4
         1.6      Expenses of Registration....................................5
         1.7      Nasdaq National Market Listing..............................5
         1.8      Indemnification.............................................5
         1.9      Information by Holder.......................................6
         1.10     Rule 144 Reporting..........................................6
         1.11     Transfer of Registration Rights.............................6
         1.12     Termination of Rights.......................................6
         1.13     Registration Procedures.....................................6
         1.14     Requested Registration......................................6

SECTION 2 MISCELLANEOUS.......................................................6

         2.1      Successors and Assigns......................................6
         2.2      Third Parties...............................................6
         2.3      Governing Law...............................................6
         2.4      Counterparts................................................6
         2.5      Notices.....................................................6
         2.6      Severability................................................6
         2.7      Amendment and Waiver........................................6
         2.8      Delays or Omissions.........................................6
         2.9      Attorneys' Fees.............................................6
         2.10     Headings....................................................6
         2.11     Entire Agreement............................................6
         2.12     Further Assurances..........................................6

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               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of the 27th day of December, 2002 by The 3DO Company, a Delaware corporation (the "Company"), and William M. Hawkins, III (the "Investor").


                                    RECITALS

         WHEREAS, the Company desires the Investor to purchase shares of the Company's Common Stock pursuant to that certain Note and Warrant Purchase Agreement of even date herewith;

         WHEREAS, the Company and the Investor entered into a Registration Rights Agreement (the "Previous Agreement") dated October 9, 2001 and wish to amend and restate such agreement to among other things, expand the definition of Registrable Securities.

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree to amend and restate the Previous Agreement as follows:


                                    SECTION 1

                              REGISTRATION RIGHTS;
                         RESTRICTIONS ON TRANSFERABILITY

         1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Holder" shall mean any person entering into this Agreement with the Company or holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 1.11 hereof.

         The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Registrable Securities" means the Shares; provided, however, that the Shares shall only be treated as Registrable Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act

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so that all transfer  restrictions and restrictive  legends with respect thereto are removed upon the consummation of such sale.

         "Registration Expenses" shall mean all reasonable expenses incurred by the Company in complying with Sections 1.5 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and all reasonable fees and disbursements of one special counsel for all of the Holders who elect to include their Registrable Securities in any such registration up to a maximum of $10,000.

         "Restricted Securities" shall mean the Shares required to bear the legend set forth in Section 1.3 hereof.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of special counsel for the Holders (to the extent in excess of the limit in the definition of Registration Expenses).

         "Shares" shall mean the shares of Common Stock of the Company (x) held by the Investor as of the date herewith, (y) issued or issuable upon exercise of options or warrants held by the Investor as of the date herewith, and (z) issued or issuable upon exercise of the Warrant.

         "Warrant" shall mean the warrant issued pursuant to the Note and Warrant Purchase Agreement of even date herewith to purchase up to 2,000,000 shares of the Common Stock of the Company.

         1.2 Restrictions. The Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Investor will cause any proposed purchaser, assignee, transferee or pledgee of the Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

         1.3 Restrictive Legend. Each certificate representing the Shares and any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

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                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED
         FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AGREEMENTS BETWEEN THE COMPANY AND THE ORIGINAL STOCKHOLDER, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

         Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.

         1.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (a) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (b) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (c) any other evidence reasonably satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter (x) in any transaction in compliance with Rule 144, (y) in any transaction in which a Holder which is a corporation distributes Restricted Securities solely to its majority owned subsidiaries or affiliates for no consideration, or (z) in any transaction in which a Holder which is a partnership distributes Restricted Securities solely to partners thereof for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 1. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legends set forth in this Section 1, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder

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and the Company,  such legend is not  required in order to establish  compliance with any provisions of the Securities Act or this Agreement.

         1.5 Company Registration.

                  (a) Notice of Registration. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a merger, acquisition or exchange, the Company will:

                           (i)  promptly  give  to the  Holders  written  notice
thereof; and

                           (ii)  include in such  registration  (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within twenty (20) days after receipt of such written notice from the Company by any Holder.

                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.5(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration, as the case may be).
Notwithstanding any other provision of this Section 1.5, if the managing underwriter determines in its sole discretion that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, on a pro rata basis based on the total number of securities (including, without limitation, Registrable Securities owned by each participating Holder) entitled to be included in such registration; but in no event shall the amount of securities of the participating Holders included in the offering be reduced below 25% of the total amount of securities included in such offering. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the date of the final prospectus included in the registration statement relating thereto.

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                  (c) Right to Terminate  Registration.  The Company  shall have the right to terminate or withdraw any  registration  initiated by it under this
Section 1.5 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

         1.6 Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Section 1.5 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

         1.7 Nasdaq National Market Listing. Upon a registration initiated by the Company under Section 1.5 being declared effective by the Commission, the Company shall cause immediately thereafter all such Registrable Securities registered thereunder to be listed on the Nasdaq National Market.

         1.8 Indemnification.

                  (a) The Company will  indemnify  each Holder,  with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any state securities laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering

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circular or other  document,  or any  omission  (or alleged  omission)  to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided however that in no event shall any indemnity under this Section 1.8(b) exceed the net proceeds from the offering received by such Holder.

                  (c) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to a party entitled to indemnification under this Section 1.8 (the "Indemnified Party") with respect to any loss, liability, claim, damage or expense referred to herein, then the party required to provide indemnification (the "Indemnifying Party"), in lieu of indemnifying such Indemnified Party hereunder, instead shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (d) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain its own separate counsel with the reasonable fees and expenses to be paid by the Indemnifying Party if the Indemnified Party reasonably determines that representation of such Indemnified Party would be appropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of

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any  judgment  or enter  into  any  settlement  which  does  not  include  as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

         1.9 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

         1.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its commercially reasonable efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Exchange Act;

                  (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) So long as a Holder  owns any  Restricted  Securities,  to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         1.11 Transfer of Registration Rights. The rights in connection with the Company's registration of securities granted to Holders under Section 1.5 may only be assigned to (i) an affiliate or wholly owned subsidiary of the Holder;
(ii) an acquiror of at least 100,000 Registrable Securities; or (iii) an acquiror of all of the Holder's Shares; provided that written notice of such assignment is given to the Company and such assignee agrees to be bound by the provisions of this Section 1.

         1.12 Termination of Rights.  The rights of any particular  Holder under
Section 1 shall terminate on the date when the Holder can sell all of its Registrable Securities pursuant to Rule 144 or similar or successor Rule in any single 90-day period.

         1.13 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its commercially reasonable efforts to:

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                  (a) Keep such registration  effective for a period of at least ninety (90) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided however that in the case of a registration statement on Form S-3 the Company shall, at the election of the Holders requesting such registration, file and cause to become effective and maintain the effectiveness of a "shelf" registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Act, until the distribution contemplated in therein has been completed;

                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

                  (d) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

                  (e) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.2 hereof, the Company will enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions, and provided further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         1.14 Requested Registration.

                  (a) Request for  Registration.  If the Company  shall  receive from Holders (the "Initiating Holders"), a written request that the Company effect any registration with respect to all or a part of the Registrable Securities and the aggregate proceeds of which (after deduction for underwriter's discounts and expenses related to the issuance) exceed $1,000,000 the Company will:

                           (i)  promptly  give  written  notice of the  proposed
registration to all other Holders; and

                           (ii)  as soon as  practicable,  use its  commercially
reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered. Notwithstanding anything to the contrary contained herein, if

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the  registration  requested  is to be  an  underwritten  offering  and  if  the underwriters have not limited the number of Registrable Securities to be underwritten, the Company shall be entitled, at its election, to join in any such registration with respect to securities to be offered by it or any other party.

         The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.14:

                                    (A) In any particular  jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    (B) After the  Company  has  initiated  four
such registrations pursuant to this Section 1.14(a); or

                                    (C) During the period starting with the date
sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

                  (b) Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement on Form S-3 (or any comparable or successor form or forms, or Form S-1, if the Company is ineligible to use Form S-3) covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in clause (C) above) for a period of not more than sixty (60) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than twice in any twelve-month period.

         The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.14(a)(ii), include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

                  (c) Underwriting. If the registration is for an underwritten offering, the provisions of Section 1.5(b) shall apply to such registration.


                                   SECTION 2

                                  MISCELLANEOUS

         2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns, heirs, executors and administrators and permitted transferees of the parties hereto.

         2.2 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

         2.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements entered into and performed in the State of Delaware solely by residents thereof without reference to principles of conflicts of laws or choice of laws.

         2.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         2.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service or (v) four
(4) days after being deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses provided to the Company (which the Company agrees to disclose to the other parties upon request) or such other address as a party may request by notifying the other in writing.

         2.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

         2.7 Amendment and Waiver. Any provision of this Agreement may be amended with the written consent of the Company and the Holders of at least a majority of the outstanding shares of the Registrable Securities.

         2.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing.

         2.9 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         2.10 Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which are incorporated herein by this reference.

         2.11  Entire   Agreement.   This  Agreement   constitutes   the  entire
understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, agreements, understandings, duties or obligations among the parties with respect to the subject matter hereof.

         2.12 Further Assurances. From and after the date of this Agreement, upon the request of a party, the other parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY

THE 3DO COMPANY



By:   /s/ James A. Cook
      -------------------------------------------------------------------
      James Cook
      Executive Vice President, General Counsel and Secretary

                   [Investor Rights Agreement Signature Page]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INVESTOR:


WILLIAM M. HAWKINS, III



/s/ William M. Hawkins, III
-----------------------------------------------------


                   [Investor Rights Agreement Signature Page]